UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY	11214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former Name or Former Address, If Changed Since Last Report): 1847 Goedeker Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOED	NYSE American LLC
Warrants to Purchase Common Stock	GOED WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2022, 1847 Goedeker Inc. (the “Company”) changed its corporate name to Polished.com Inc., pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) filed with the Delaware Secretary of State on July 20, 2022 (the “Name Change”). Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s stockholders. The only change to the Company’s Amended and Restated Certificate of Incorporation is the change of the Company’s corporate name from 1847 Goedeker Inc. to Polished.com Inc. A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

The Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”) on July 20, 2022 to reflect the Name Change and to make other minor cleanup and conforming changes thereto. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 hereto and is incorporated by reference herein.

In connection with the Name Change, the Company also announced that it intends for its common stock and warrants to purchase common stock to cease trading under the ticker symbols “GOED” and “GOED WS,” respectively, and begin trading under the new ticker symbols, “POL” and “POL WS,” respectively, on the NYSE American, which the Company expects to be effective on or about July 22, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Polished.com Inc.
3.2	Amended and Restated Bylaws of Polished.com Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLISHED.COM INC.

Dated: July 21, 2022
	By:	/s/ Albert Fouerti
		Name:	Albert Fouerti
		Title:	Chief Executive Officer

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